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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 April 15, 2002
                                 --------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                001-14665                             75-2649230
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                          File Number)                       Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits

(a)      Exhibits

         99.1     Script of April 15, 2002 Analyst and Investor Conference Call.

         99.2 Press Release dated April 15, 2002 related to Registrant's fiscal year 2001 results.

Item 9.  Regulation FD Disclosure.

         On April 15, 2002, the Registrant held a conference call for analysts and investors regarding its fiscal year 2001 operating results, a copy of the script for which is attached hereto as Exhibit 99.1, and the press release issued in connection with such results is attached hereto as Exhibit 99.2.

         During the question and answer session at the close of the conference call for analysts and investors regarding its fiscal year 2001 operating results, the management of the Registrant disclosed the following:

      o Management estimated that Registrant's monthly cash burn rate prior to the recent expense reductions aggregated $300,000 to $325,000 per month.

      o Management reported that the expense reductions announced in March 2002 were implemented between late February and mid-March and estimated that Registrant's current cash burn rate is $200,000 to $225,000 per month.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 15, 2002

                                     CLAIMSNET.COM INC.



                                     By: /s/ Paul W. Miller
                                        ----------------------------------------
                                     Name:  Paul W. Miller
                                     Title: President & Chief Executive Officer